UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23689

PUERTO RICO RESIDENTS BOND FUND I

(Exact name of Registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)

(Zip code)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2022 – March 31, 2023

Item 1. Report to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Bond Fund I

2023
Semi-Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	18
Other Information	32
Statement Regarding Basis for Approval of Investment Advisory Contract	34

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Bond Fund I (formerly known as Puerto Rico Investors Bond Fund I and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on March 31, 2023.

During the reporting period, job gains were robust, and the unemployment rate remained unchanged at 3.5% from September 30, 2022, to March 31, 2023. Recent economic activity expanded at a modest pace. U.S. real gross domestic product (GDP) increased during the fourth quarter of 2022 and first quarter of 2023. Inflation eased slightly but remained elevated, reflecting supply and demand imbalances related to the COVID-19 pandemic, Russia’s war against Ukraine, higher food and energy prices, and broader price pressures. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 6.3% as of September 30, 2022, to 4.2% as of March 31, 2023.

Remaining highly attentive to inflation risks, the Federal Open Market Committee (the “FOMC”) raised the target range for the federal funds rate during the reporting period by 1.75%, from 3.00%-3.25% as of September 2022 to 4.75%-5.00% as of March 2023. Furthermore, as the FOMC tightened monetary policy, the 10-year U.S. Treasury yield decreased by 0.36% from 3.83% as of September 30, 2022, to 3.47% as of March 31, 2023.

Currently, the unemployment rate remains low, and inflation remains elevated. Recent developments in the U.S. banking system, including the demise of Silicon Valley Bank and Signature Bank, are likely to result in tighter credit conditions and to weigh on economic activity, hiring, and inflation. The Federal Reserve Board created the Bank Term Funding Program to meet the unusual funding needs some banks have faced, thereby strengthening public confidence and keeping the banking system safe.

Focused on achieving lower inflation levels and price stability, at its May 2023 meeting, the FOMC increased the target range for the federal funds rate by an additional 0.25%, from 4.75%-5.00% to 5.00%-5.25%. In determining the extent to which additional policy firming may be appropriate to return inflation to 2% over time, the FOMC will consider the cumulative tightening of monetary policy, the lags with which monetary policy affects economic activity and inflation, and economic and financial developments.

With elevated levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico (the Fund’s Co-Investment Advisers) remain committed to seeking investment opportunities within the allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral
Enrique Vila del Corral, CPA
Chairman of the Board

Semi-Annual Report | March 31, 2023	1

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities, pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from October 1, 2022, to March 31, 2023:

Six-Month Period
Based on market price	-22.40%
Based on NAV	7.38%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices as of March 31, 2023:

Dividend yield based on market at six-month period	11.67%
Dividend yield based on NAV	3.84%
NAV as of March 31, 2023	$3.19
Market Price as of March 31, 2023	$1.05
Premium (discount) to NAV	(67.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

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Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2023 (Unaudited)

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of March 31, 2023

Asset Allocation, as a % of Total Portfolio

As of March 31, 2023, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange in February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions represent 37.6% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amounts to $472.7 million for fiscal year 2022 and increases by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). On net, COFINA bonds had a positive performance (price change) during the reporting period as investor risk sentiment improved. PR COFINA 5 07/01/58 increased by $4.96 from $88.75 as of September 30, 2022, to $93.71 as of March 31, 2023. As of October 2022, 100% of the COFINA required transfers ($491.6 million) related to the 2022-2023 debt service reserve for fiscal year end June 30, 2023, had already been transferred to the COFINA trustee, same as last year.

U.S. holdings in the Fund’s investment portfolio, representing 51.8% of the total investment portfolio, consist primarily of U.S. Government Agency debentures and U.S. municipal bonds. On a net basis, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices increased as yields decreased across the curve.

Furthermore, the Fund owns a position in mortgage-backed securities (“MBS”) representing 9.3% of the total investment portfolio, which consists of pools of Puerto Rico mortgages issued and guaranteed by U. S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

Semi-Annual Report | March 31, 2023	3

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2023 (Unaudited)

The NAV of the Fund increased $0.14 during the period, from $3.05 at the beginning of the period to $3.19 at period end. The Fund’s indicated market price per share reflected a discount to NAV of 67.1% as of March 31, 2023, increasing from the 54.8% discount to NAV as of September 30, 2022.

FUND HOLDINGS SUMMARY

The following tables show the portfolio allocation using various metrics as of the end of the six-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	37.6%
U.S. Agencies	50.6%
U.S. Municipal Bonds	1.2%
P.R. Tax Exempt Notes	0.6%
Other PR Municipal Bonds	0.7%
Mortgage-Backed Securities	9.3%
Total	100.0%
Geographic Allocation (% of Total Portfolio)
Puerto Rico	48.2%
U.S.	51.8%
Total	100.0%

The following table shows the Fund’s securities portfolio ratings as of March 31, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	60.5%
AA	1.2%
A	0.0%
BBB	0.0%
Below BBB	0.0%
Not Rated	38.3%
Total	100%

The Not-Rated category is mostly comprised of the restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2023, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

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Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2023 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 ⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days and the borrowing rate is variable and based on short-term rates. As stated above, the TSO program was suspended in May 2021 pending registration under the 1940 Act.

As of March 31, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$8,440,000
Leverage Ratio	15.0%

Please refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Semi-Annual Report | March 31, 2023	5

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (59.17%)
US Government Sponsored Entities (59.17%)
$1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	$1,691,961
23,040,000	Federal Home Loan Bank(a)	5.500%	07/15/36	26,314,931
				28,006,892

Total Government Bonds
(Cost $27,289,067)				28,006,892

Municipal Bonds (46.80%)
California (1.45%)
530,000	State of California, General Obligation Unlimited Bonds(b)	7.625%	03/01/40	685,162

Puerto Rico Government Instrumentalities Tax Exempt Notes (44.74%)
361,218	Puerto Rico Highways & Transportation Authority Senior 98 Bonds, Revenue Bonds	0.000%	11/01/51	156,678
56,844	Puerto Rico Highways & Transportation Authority Series A, Revenue Bonds	5.000%	07/01/62	53,860
36,941	Puerto Rico Highways & Transportation Authority Series B, Revenue Bonds	0.000%	07/01/32	23,042
63,191	Puerto Rico Highways & Transportation Authority Series C, Revenue Bonds	0.000%	07/01/53	36,808
85,000	Puerto Rico Industrial Development Co., Series 2003, Revenue Bonds(b)(c)	0.000%	07/01/18	88,187
717,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	707,683
363,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	339,467
2,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	2,444,081
8,159,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	7,683,101

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (44.74%) (continued)
$7,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A- 1, Revenue Bonds(b)(c)	0.000%	07/01/46	$2,005,001
7,429,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A- 1, Revenue Bonds(b)(c)	0.000%	07/01/51	1,436,602
3,702,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	3,369,000
110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	97,090
3,013,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	2,734,734
				21,175,334
Puerto Rico Tax Exempt Notes (0.61%)(d)
12,764	Community Endowment, Inc - collateralized by GN514582	7.000%	08/15/29	12,874
54,719	Community Endowment, Inc - collateralized by GN487557	7.000%	07/15/29	55,315
34,698	Community Endowment, Inc - collateralized by GN487559	7.000%	07/15/29	35,004
25,104	Community Endowment, Inc - collateralized by GN508630	7.000%	07/15/29	25,303
30,100	Community Endowment, Inc - collateralized by GN508631	7.000%	07/15/29	30,372
23,714	Community Endowment, Inc - collateralized by GN508624	7.000%	07/15/29	23,902
27,676	Community Endowment, Inc - collateralized by GN508642	7.000%	08/15/29	27,897
22,670	Community Endowment, Inc - collateralized by GN514581	7.000%	08/15/29	22,847
21,952	Community Endowment, Inc - collateralized by GN514603	7.000%	09/15/29	22,127
32,540	Community Endowment, Inc - collateralized by GN509243	7.500%	10/15/29	32,540
				288,181
Total Municipal Bonds
(Cost $22,148,677)				23,455,764

Mortgage-Backed Securities (10.90%)
Puerto Rico GNMA Bonds(e) (7.90%)
300,768	GNMA Pool 528153	5.500%	04/15/34	305,645
48,791	GNMA Pool 495082	6.000%	10/15/29	48,547

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	7

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico GNMA Bonds(e) (7.90%) (continued)
$43,281	GNMA Pool 529775	6.500%	01/15/31	$43,165
146,869	GNMA Pool 529936	6.500%	07/15/31	149,766
186,826	GNMA Pool 529937	6.500%	07/15/31	192,564
71,840	GNMA Pool 529933	6.500%	07/15/31	71,793
248,339	GNMA Pool 568320	6.500%	01/15/32	256,913
444,869	GNMA Pool 554086	6.500%	01/15/32	462,799
176,064	GNMA Pool 568337	6.500%	08/15/32	180,101
54,185	GNMA Pool 420135	7.000%	06/15/26	54,088
57,099	GNMA Pool 437566	7.000%	08/15/26	57,321
91,414	GNMA Pool 437598	7.000%	10/15/26	92,133
59,653	GNMA Pool 448422	7.000%	02/15/27	59,533
43,655	GNMA Pool 449304	7.000%	04/15/27	43,567
32,746	GNMA Pool 449306	7.000%	05/15/27	32,684
81,273	GNMA Pool 449320	7.000%	06/15/27	81,361
44,341	GNMA Pool 449307	7.000%	06/15/27	44,260
98,279	GNMA Pool 449322	7.000%	07/15/27	99,942
30,574	GNMA Pool 470956	7.000%	12/15/28	30,824
29,632	GNMA Pool 487379	7.000%	01/15/29	29,862
22,895	GNMA Pool 494960	7.000%	01/15/29	22,994
49,357	GNMA Pool 494961	7.000%	01/15/29	49,860
16,061	GNMA Pool 494963	7.000%	02/15/29	16,186
29,170	GNMA Pool 494983	7.000%	02/15/29	29,397
16,257	GNMA Pool 494985	7.000%	02/15/29	16,360
43,156	GNMA Pool 487411	7.000%	02/15/29	43,574
41,915	GNMA Pool 487410	7.000%	02/15/29	42,308
18,357	GNMA Pool 494964	7.000%	02/15/29	18,499
71,562	GNMA Pool 494988	7.000%	03/15/29	72,381
60,468	GNMA Pool 494990	7.000%	03/15/29	61,125
35,911	GNMA Pool 494986	7.000%	03/15/29	36,225
24,755	GNMA Pool 487434	7.000%	03/15/29	24,948
23,249	GNMA Pool 494982	7.000%	03/15/29	23,427
18,595	GNMA Pool 495020	7.000%	04/15/29	18,741
25,262	GNMA Pool 495016	7.000%	04/15/29	25,451
44,662	GNMA Pool 495027	7.000%	04/15/29	45,064
71,856	GNMA Pool 487503	7.000%	05/15/29	73,311
36,355	GNMA Pool 487491	7.000%	05/15/29	36,678
67,550	GNMA Pool 487505	7.000%	05/15/29	68,928
31,698	GNMA Pool 401471	7.500%	12/15/24	31,689
43,985	GNMA Pool 425498	7.500%	12/15/24	44,018
44,944	GNMA Pool 425497	7.500%	01/15/25	44,977
39,244	GNMA Pool 397428	7.500%	07/15/25	39,174
44,614	GNMA Pool 407856	7.500%	08/15/25	44,714
40,676	GNMA Pool 411897	7.500%	09/15/25	40,605
59,811	GNMA Pool 417909	7.500%	09/15/25	60,099
32,161	GNMA Pool 407874	7.500%	11/15/25	32,097
47,469	GNMA Pool 425508	7.500%	11/15/25	47,411

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico GNMA Bonds(e) (7.90%) (continued)
$46,138	GNMA Pool 425505	7.500%	11/15/25	$46,110
47,141	GNMA Pool 417928	7.500%	12/15/25	47,068
33,579	GNMA Pool 437629	7.500%	01/15/27	33,531
59,719	GNMA Pool 437628	7.500%	02/15/27	59,756
45,526	GNMA Pool 449324	7.500%	07/15/27	45,552
22,742	GNMA Pool 470963	7.500%	10/15/28	22,693
36,122	GNMA Pool 494992	7.500%	02/15/29	36,142
				3,737,961

Puerto Rico Freddie Mac Bonds(f) (0.21%)
64,124	FGLMC Pool A50498	6.000%	07/01/36	65,515
34,825	FGLMC Pool C32273	7.000%	10/01/29	34,969
				100,484

Puerto Rico Fannie Mae Bonds(g) (2.40%)
639,934	FNMA Pool 849999	5.000%	01/01/36	653,564
33,954	FNMA Pool 445589	6.500%	12/01/28	35,021
10,726	FNMA Pool 441414	7.000%	09/01/28	10,755
6,419	FNMA Pool 445580	7.000%	11/01/28	6,408
4,736	FNMA Pool 445590	7.000%	12/01/28	4,760
23,832	FNMA Pool 445598	7.000%	01/01/29	23,893
57,511	FNMA Pool 488054	7.000%	03/01/29	57,810
99,667	FNMA Pool 488057	7.000%	03/01/29	101,269
85,006	FNMA Pool 488064	7.000%	03/01/29	86,300
32,478	FNMA Pool 573429	7.000%	03/01/31	32,625
41,818	FNMA Pool 483685	7.500%	12/01/28	41,821
20,224	FNMA Pool 488060	7.500%	03/01/29	20,148
16,412	FNMA Pool 504170	8.000%	09/01/29	16,355
25,380	FNMA Pool 536020	8.500%	05/01/30	26,710
4,408	FNMA Pool 536024	8.500%	05/01/30	4,410
10,273	FNMA Pool 536042	8.000%	09/01/30	10,700
				1,132,549

Taxable Mortgage-Backed Securities (0.39%)
226,847	Conventional Mortgage Obligation(h)	6.690%	04/01/34	185,561

Total Mortgage-Backed Securities
(Cost $5,124,599)				5,156,555

Total Investments (116.87%)
(Cost $55,869,430)				$55,312,124

Liabilities in Excess of Other Assets (-16.87%)				(7,984,656)
NET ASSETS (100.00%)				$47,327,468

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	9

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2023 (Unaudited)

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street Securities	5.10%	03/14/2023	04/05/2023	$696,000
J.P. Morgan Chase & Co.	4.91%	03/07/2023	04/04/2023	7,744,000
				$8,440,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Statement of Assets and Liabilities
March 31, 2023 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $8,808,535)	$9,040,047
Other securities, at fair value (cost $47,060,895)	46,272,077
$55,312,124
Cash and cash equivalents	179,741
Interest receivable	534,945
Deferred offering costs	14,285
Prepaid and other assets	80,525
Total Assets	56,121,620

LIABILITIES:
Reverse repurchase agreements (cost $8,440,000)	8,440,000
Interest payable	28,180
Dividends payable	136,015
Payable to Adviser	11,801
Payable to fund accounting and administration	37,793
Payable to Directors	5,163
Payable for Audit fees	135,200
Total Liabilities	8,794,152
Net Assets	$47,327,468

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – 14,832,578 units of fractional undivided interest outstanding	$186,837,943
Accumulated deficit	(139,510,475)
Net Assets	$47,327,468

PRICING OF SHARES:
Net Assets	$47,327,468
Common units outstanding	14,832,578
Net asset value per share	$3.19

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	11

Puerto Rico Residents Bond Fund I	Statement of Operations
For the six months ended March 31, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$1,404,057
Other Income	129,925
Total Investment Income	1,533,982

EXPENSES:
Investment Advisers fee	172,885
Accounting and Administration fees	76,196
Compliance expense	3,203
Transfer agent expenses	4,565
Interest expense	234,838
Audit expenses	122,091
Legal expenses	16,687
Director expenses	13,318
Printing expenses	3,966
Insurance fee	46,823
Other expenses	11,973
Total expenses before waiver	706,545
Less fees waived by Investment Advisers	(100,850)
Total Expenses	605,695
Net Investment Income	928,287

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(363,208)
Net realized loss	(363,208)
Net change in unrealized appreciation on:
Investments	2,416,924
Net change in unrealized appreciation	2,416,924
Net Realized and Unrealized Gain on Investments	2,053,716
Net Increase in Net Assets Resulting from Operations	$2,982,003

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$928,287	$2,379,428
Net realized loss on investments	(363,208)	(4,050,247)
Net change in unrealized appreciation/(depreciation)	2,416,924	(10,785,734)
Net increase/(decrease) in net assets resulting from operations	2,982,003	(12,456,553)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(908,509)	(2,347,889)
Net decrease in net assets from dividends	(908,509)	(2,347,889)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	5,530	14,961
Net increase in net assets from capital share transactions	5,530	14,961

Net Increase/(Decrease) in Net Assets	2,079,024	(14,789,481)

NET ASSETS:
Beginning of period	45,248,444	60,037,925
End of period	$47,327,468	$45,248,444

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	13

Puerto Rico Residents Bond Fund I	Statement of Cash Flows
For the six months ended March 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,982,003
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(645,297)
Proceeds from disposition of investment securities	7,817,853
Amortization of premium and accretion of discount on investments, net	(26,741)
Net realized loss on:
Investments	363,208
Net change in unrealized appreciation on:
Investments	(2,416,924)
(Increase)/Decrease in assets:
Plan of Adjustment receivable	112,487
Interest receivable	129,629
Prepaid and other assets	47,043
Increase/(Decrease) in liabilities:
Payable for interest expense	(238)
Payable to Transfer agency	(9,488)
Payable to Adviser	(15,630)
Payable to fund accounting and administration fees	(19,577)
Payable for distributions to shareholders	(30,831)
Payable to Directors	(3,258)
Payable for Audit fees	60,200
Payable for Custodian fees	(471)
Other payables	(30,850)
Net cash provided by operating activities	$8,313,118

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(80,995,000)
Securities sold under reverse repurchase agreements	$73,455,000
Cash distributions paid to common shareholders - net of distributions reinvested	(902,979)
Net cash used in financing activities	$(8,442,979)

Net decrease in cash and cash equivalents	$(129,861)
Cash and cash equivalents, beginning of period	$457,013
Cash and cash equivalents, end of period	$327,152

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$235,076

NON-CASH ACTIVITIES:
Reinvestment of dividends	$5,530

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Statement of Cash Flows
For the six months ended March 31, 2023 (Unaudited)

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities:
Cash	$457,013

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$179,741

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	15

Puerto Rico Residents Bond Fund I	Financial Highlights
For a share outstanding during the periods presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022
Net asset value - beginning of period	$3.05		$4.05
Income/(loss) from investment operations:
Net investment income(a)	0.06		0.16
Net realized and unrealized gain/(loss)	0.14		(1.00)

Total income/(loss) from investment operations	0.20		(0.84)
Less distributions:
Dividends from net investment income	(0.06)		(0.16)
Total distributions	(0.06)		(0.16)
Net increase/(decrease) in net asset value	0.14		(1.00)
Net asset value - end of period	$3.19		$3.05
Market value per share - end of period(b)	$1.05		$1.38
Total Return - Net Asset Value(c)	7.38	%(d)	(24.36%)
Total Return - Market Price(e)	(22.40	%)(d)	(49.60%)
Supplemental Data:
Net assets, end of period (in thousands)	$47,327		$45,248
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	3.06	%(h)	1.78%
Ratio of net expenses to average net assets(g)(i)	2.62	%(h)	1.31%
Ratio of gross operating expenses to average net assets(j)	2.04	%(h)	1.50%
Interest and leverage related expenses to average net assets	1.02	%(h)	0.28%
Ratio of net investment income to average net assets(i)	4.02	%(h)	4.44%
Portfolio turnover rate	1	%(d)	0%

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Financial Highlights
For a share outstanding during the periods presented

(a)	Based on weekly average outstanding common shares of 14,831,781 for the period ended March 31, 2023, and 14,827,841 for the year ended September 30, 2022.
(b)	End of period market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(f)	Based on average net assets attributable to common shares of $46,328,253 for the period ended March 31, 2023, and 53,606,653 for the year ended September 30, 2022.
(g)	Expenses include both operating and interest and leverage related expenses.
(h)	Annualized.
(i)	The effect of the expenses waived for the period ended March 31, 2023, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.44%.
(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	17

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Bond Fund I (formerly known as Puerto Rico Investors Bond Fund I and hereinafter referred to as the "Fund") is a non-diversified closed-end management investment company. The Fund is an investment trust organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was created pursuant to an agreement and deed of trust entered into by and between Popular Securities, LLC and UBS Financial Services Inc. as settlers, and their affiliates, Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico, as trustees (the "Trustees").

The Fund’s investment objective is to achieve a high level of tax-advantaged current income consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the 1940 Act by filing the corresponding Notification of Registration on Form N-8A with the U.S. Securities and Exchange Commission (the “SEC”) on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offerings of securities under the 1933 Act, absent an available exception, by filing registration statements on Form N-2 with the SEC. In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $179,741 with JPMorgan Chase Bank, N.A.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (each an "Investment Adviser" and collectively the “Investment Advisers”) (Refer to Note 3 for details on the investment advisory agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by Fund management and the Board of Directors in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Accounting Standards codification 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Semi-Annual Report | March 31, 2023	19

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral.

These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and Medium-term Notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the six months ended March 31, 2023.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six months ended March 31, 2023, the Fund decreased interest income in the amount of $263 related to net realized loss on mortgage-backed securities’ paydowns (See Note 10).

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

Semi-Annual Report | March 31, 2023	21

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value (“NAV”) of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including, but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments notes are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$28,006,892	$–	$28,006,892
Corporate Bond	–	–	–	–
Municipal Bonds	–	22,148,677	185,561	22,334,238
Mortgage-Backed Securities	–	4,970,994	–	4,970,994
Total	$–	$55,126,563	$185,561	$55,312,124

*	Refer to the Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2023:

Asset Type	Mortgage-Backed Securities	Total
Balance as of September 30, 2022	$184,510	$184,510
Accrued Discount/premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/Deperciation	2,023	2,023
Purchases	–	–
Sales Proceeds	(972)	(972)
Balance as of March 31, 2023	$185,561	$185,561
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2023	$2,023	$2,023

Semi-Annual Report | March 31, 2023	23

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2023:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Price
Conventional Mortgage Obligation	$185,561	Discounted Cash Flow	Constant prepayment rate 4.97% Probability of default 10.72% Loss severity 7.60% Discount rate 15.09%	80.98

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with each of the Investment Advisers, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.60% of the Fund’s average weekly gross assets, as defined in the agreement. For the six months ended March 31, 2023, the gross investment advisory fees amounted to $172,885, of which $11,801 remains payable at March 31, 2023. Total waived fees amounted to $100,850 for a net fee of $72,035. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc. ("ALPS") and Banco Popular de Puerto Rico have been retained to serve as the Fund’s administrator and transfer agent, respectively, and provide various administration, fund accounting, investor accounting and transfer agency services to the Fund. For the six months ended March 31, 2023, the administrative fees payable to ALPS amounted to $76,196 of which $37,793 remains payable at period end. For the six months ended March 31, 2023, the transfer agency fees payable to Banco Popular de Puerto Rico amounted to $4,565, none of which is payable at period end. JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the six months ended March 31, 2023, the custody fee amounted to $0.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six months ended March 31, 2023, the compensation expense for the six independent directors of the Fund was $13,318, of which $5,163 remain payable at period end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). See Note 1 for further information on recent events.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the period were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Reverse Repurchase Agreements	%
UBS Puerto Rico	$–	–%	$–	–%	$–	–%
Unaffiliated	–	–%	–	–%	73,455,000	100%
Total	$–	–%	$–	–%	$73,455,000	100%

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended March 31, 2023, and the fiscal year ended September 30, 2022, were as follows:

	For the Six Months Ended March 31, 2023	For the Year Ended September 30, 2022
Common shares outstanding - beginning of period	14,830,781	14,826,818
Common shares issued as reinvestment of dividends	1,797	3,995
Common shares redeemed	–	(32)
Common shares outstanding - end of period	14,832,578	14,830,781

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the period ended March 31, 2023, were $645,297 and proceeds from sales, maturities/calls and paydowns of portfolio securities, excluding short-term transactions, for the period ended March 31, 2023, were $7,817,853.

Puerto Rico Restructuring Plan Developments

The Plan of Adjustment of the Commonwealth ("Plan of Adjustment") was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System ("ERS") Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the private equity portfolio as a Plan of Adjustment receivable amounting to $112,487. The Fund did not own any other bonds re-structured by the Plan of Adjustment.

Semi-Annual Report | March 31, 2023	25

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the period	4.93%
Maximum aggregate balance outstanding at any time during the period	$17,765,000
Average balance outstanding during the period	$11,163,899
Average interest rate during the period	4.22%

At March 31, 2023, interest rates on reverse repurchase agreements ranged from 4.91% to 5.10% with maturities up to April 5, 2023. Some of the outstanding agreements to repurchase as of period-end may be called by the counterparty before its maturity date.

At March 31, 2023, investment securities with fair values amounting to $9,040,047 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $28,180 at March 31, 2023.

At March 31, 2023, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$8,440,000	100%
Total	$8,440,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $8,440,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under reverse repurchase agreements are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at March 31, 2023.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At March 31, 2023, the Fund had investments with an aggregate market value of $21,175,334 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the P.R. Government. Also, at March 31, 2023, the Fund had investments with market values of $3,737,961, $100,484 and $1,132,549, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

The Fund invests under normal circumstances, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests, under normal circumstances, at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Semi-Annual Report | March 31, 2023	27

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$928,287
Reclassification of realized gain (loss) on securities’ paydowns	(263)
Distributable net investment income for tax purposes	$928,024

Net realized loss on investments	$(363,208)
Reclassification of realized gain (loss) on securities’ paydowns	263
Net realized loss on investments, for tax purposes	$(362,945)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$55,869,430
Gross appreciation	948,701
Gross depreciation	(1,506,007)
Net appreciation/(depreciation)	$(557,306)

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

For the six months ended March 31, 2023, the Fund distributed $908,509 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at March 31, 2023, were as follows:

Undistributed net investment income, beginning of the period	$2,080,434
Distributable net investment income for the period	928,024
Dividends	(908,509)
Undistributed net investment income, end of the period	$2,99,949

Accumulated net realized loss on investments, beginning of the period	$(140,690,175)
Net realized loss on investments for the period	(362,945)
Accumulated net realized loss on investments, end of the period	$(141,053,120)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Semi-Annual Report | March 31, 2023	29

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations ("CMOs") exhibit similar risks to those of mortgage-backed securities, but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2023 (Unaudited)

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in, numerous illnesses and deaths. It has also severely impacted, global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among other areas. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

NOTE 13. SUBSEQUENT EVENTS

On April 27, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.00917 per common share, totaling $136,017 which was paid on May 10, 2023, to common shareholders of record as of April 28, 2023.

The Fund has performed an evaluation of events occurring subsequent to March 31, 2023, through May 30, 2023, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Semi-Annual Report | March 31, 2023	31

Puerto Rico Residents Bond Fund I	Other Information
March 31, 2023 (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended September 30, 2020, and September 30, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended September 30, 2020, and September 30, 2019, and the subsequent interim period through March 5, 2021, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2020-2021 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ending September 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended September 30, 2020, and September 30, 2019, and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors, PwC, for the fiscal years ended September 30, 2020, and September 30, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending September 30, 2023. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

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Puerto Rico Residents Bond Fund I	Other Information
March 31, 2023 (Unaudited)

Management of the Fund (Unaudited)

The overall management of the business and affairs of the Fund will be vested with Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico (formerly known as PaineWebber Trust Company of Puerto Rico), as co-trustees of the Fund (the “Trustees”), and the Fund’s Board of Directors. The members of the Board of Directors were appointed by the Trustees and UBS Financial Services Inc. (formerly knows as PaineWebber Incorporated of Puerto Rico) and Popular Securities, Inc., the latter two in their capacities as co-settlors of the Fund. The Fund does not hold annual meetings of its holders (the “Unitholders”) of units of beneficial interests (the “Units”) for the purpose of electing members of the Board of Directors. The Fund will hold an annual meeting if requested to do so, in writing, by the holders of at least 10% of the Fund’s issued and outstanding Units or if other conditions are met. The Fund will assist in Unitholder communication for this purpose.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Advisers to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Investment Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022, is available without charge upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | March 31, 2023	33

Puerto Rico Residents	Statement Regarding Basis for Approval
Bond Fund I	of Investment Advisory Contract
March 31, 2023 (Unaudited)

The Board of Directors (the “Board”) of Puerto Rico Residents Bond Fund I (the “Fund”) met on May 18, 2023 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements) by and between the Fund and Popular Asset Management and by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s co-investment advisers (each, an “Investment Adviser” and collectively, the “Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis, and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Investment Advisers provide to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); Board support and administration (such as overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund, monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Puerto Rico Residents	Statement Regarding Basis for Approval
Bond Fund I	of Investment Advisory Contract
March 31, 2023 (Unaudited)

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Advisers in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the Unitholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Advisers’ rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Investment Advisers to keep expenses to certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Semi-Annual Report | March 31, 2023	35

Puerto Rico Residents	Statement Regarding Basis for Approval
Bond Fund I	of Investment Advisory Contract
March 31, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Investment Adviser for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of each Investment Adviser and to their respective representations regarding the stability of each firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Advisers derived from their relationship with the Fund for the fiscal year ended September 30, 2022, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Investment Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Investment Advisers including and excluding distribution expenses incurred by the Investment Advisers from their own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund by fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Investment Adviser's statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Investment Adviser. In addition, the Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Advisers’ fee structures.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

36	(787) 764-1788 | www.ubs.com | www.popular.com

INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
Tenth (10th) Floor	Director
San Juan, Puerto Rico 00918
Carlos J. Nido
Director
ADMINISTRATOR
Jorge I. Vallejo
ALPS Fund Services, Inc.	Director
1290 Broadway, Suite 1000
Denver, CO 80203	Luis M. Pellot
Director

TRANSFER AGENT	Leslie Highley, Jr.
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services	Javier Rubio
209 Muñoz Rivera Avenue	Director
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918	Leslie Highley, Jr.
Co-President
CUSTODIAN
José González
JPMorgan Chase Bank, N.A.	Co-Treasurer
1111 Polaris Parkway
Columbus, OH 43240	William Rivera
Co-Treasurer
PUERTO RICO LEGAL COUNSEL
Luis A. Avilés
Sánchez/LRV LLC	Secretary
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended March 31, 2023, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the 1934 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers (“Management”) have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

The Registrant's disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that the Registrant files or submits under the 1934 Act and the 1940 Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to Management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure. Management recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In such regard, it is noted that during November and December 2022, Management had conducted an evaluation of the effectiveness of the design and operation of the disclosure controls and procedures over financial reporting in relation to an affiliated registrant’s Form N-CSR filing. Based on such evaluation, Management had concluded that disclosure controls and procedures were not effective due to a material weakness in internal control over financial reporting. Management then implemented enhancements to the controls over financial reporting, to remediate the material weakness which was discovered. Over time, Management will continue evaluating the enhanced disclosure controls to ensure they are designed and operating effectively and that their implementation successfully remediated material weakness in internal control over financial reporting.

(b)	Other than the steps taken to enhance the controls noted above, there were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the 1934 Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	June 7, 2023

Pursuant to the requirements of the 1934 Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Co-Treasurer

By:	/s/ William Rivera
William Rivera
Co-Treasurer

Date:	June 7, 2023